Exhibit 10.19







                                             -------------------------


                                               ASSET SALE AGREEMENT

                                                  by and between


                                           TPC HOME CARE SERVICES, INC.,
                                                  (the "Seller")

                                                        and

                                              PUBLIC SERVICES, INC.,
                                                   (the "Buyer")

                                             -------------------------



                                           Dated as of December 5, 1996












                           Relating to the purchase of certain of the assets of TPC Home Care Services, Inc.

                                               ASSET SALE AGREEMENT

                  THIS ASSET SALE AGREEMENT (this "Agreement"), dated as of December 6, 1996, by and between TPC HOME CARE SERVICES, INC., a New York corporation having an office at One Old Country Road, Suite 335, Carle Place, New York 11514 (the "Seller"), on the one hand, and PUBLIC SERVICES, INC., a New York corporation having an office at One Old Country Road, Suite ___, Carle Place, New York 11514 (the "Buyer"), on the other hand.


                                               W I T N E S S E T H:

                  WHEREAS, the Seller desires to sell and the Buyer desires to purchase, certain assets and properties of the Seller, as more fully described in Section 1.2, and the Buyer desires to assume certain liabilities and obligations relating to certain of the assets and properties of the Seller, as more fully described in Section 1.3, all upon the terms and subject to the conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the premises, the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:


                                                     ARTICLE I

                                                  THE TRANSACTION

                  1.1 Transaction. The sale by the Seller of certain of its assets and properties and the acquisition thereof by the Buyer, and the other transactions contemplated hereby, shall be made on the Closing Date (as defined in Section 4.1), shall be based on the representations, warranties and agreements of the Seller and the Buyer herein contained and shall be subject to the terms and conditions herein stated.

                  1.2 Transfer of Property, Assets and Business. a. On the Closing Date, Seller shall sell, convey, transfer, assign and deliver to the Buyer, and the Buyer shall purchase and accept, all of Seller's right, title and interest in, to and under the following properties and assets of Seller, as the same shall exist on the Closing Date (collectively, the "Transferred Assets"):

         (1) all tangible assets, properties and equipment, including personal computers, computer software, furniture, office equipment, supplies, furnishings and fixtures, owned by Seller (the "Equipment") and physically located at 2780 Kennedy Blvd., 2nd Floor, Jersey City, NJ 70306 (the "Leased Real Property"), as set forth more particularly on Exhibit 1.2(a)(i) attached hereto;

(2) all of Seller's rights and obligations as lessee, to the extent assignable, under the Lease Agreement, dated as of July 1, 1995 by and between Nassif S. Banout and Extended Family Care (the "Lease"), a copy of which is attached hereto as Exhibit 1.2(a)(ii);

  (3) all of Seller's rights under the accounts receivable specified on Exhibit 1.2(a)(iii) (the "Accounts"). The parties hereby agree that Exhibit 1.2(a)(iii) shall be updated by Seller within fourteen (14) days of the Closing Date to reflect Accounts as of December 6, 1996;

   (iv)  all of Seller's rights and obligations under the contracts specified on
Exhibit 1.2(a)(iv) to the extent assignable (the "Contracts"); and

  (v) all correspondence, documentation, agreements and records relating to the Equipment, the Leased Real Property, the Accounts and the Contracts
 (collectively, the "Records").

                  b. The Transferred Assets being sold by Seller to the Buyer shall not include any cash, or cash equivalents or accounts receivable or security deposits owned by the Seller on the Closing Date, or in respect of services rendered prior to the Closing Date and billed after the Closing Date, except the Transferred Assets shall include (i) the Accounts and (ii) a $2,600 security deposit paid in connection with the Lease, but no other security deposits.

                  1.3 Assumption of Liabilities. (a) On the Closing Date, the Buyer shall assume, and agree and undertake to pay, perform and discharge as and when due, and shall indemnify the Seller for, and hold the Seller harmless from and against, each of the following obligations, responsibilities and liabilities (all of which are hereinafter referred to collectively as the "Assumed Liabilities"): (i) all obligations, responsibilities and liabilities arising or incurred for time periods after the Closing Date relating to or arising out of or incurred in connection with the Lease and the Contracts; and (ii) all obligations, responsibilities and liabilities arising out of or incurred in connection with the obligation to bargain with the United Service Workers of America for an initial collective bargaining agreement for Seller's Jersey City location, including, but not limited to, agreeing to pay all retroactive wages and/or benefits contained or referred to in the most recent draft of the proposed collective bargaining agreement, a copy of which is attached hereto as
Exhibit 1.3, and agreeing to all other terms contained therein.

                  (b) On the Closing Date, the Seller and/or the Buyer, as the case may be, shall execute and deliver the instruments of conveyance and transfer referred to in Section 1.5.

                  1.4 Purchase Price. In consideration for the sale, conveyance, transfer, assignment and delivery of the Transferred Assets by the Seller to the Buyer and the assumption by the Buyer of the Assumed Liabilities, the Buyer shall pay to the Seller $175,000 plus the Contingent Consideration (as defined in subparagraph (ii) below) (collectively, the "Purchase Price"). The Purchase Price shall be paid by the Buyer to the Seller as follows:

                  (i) on the Closing Date, by the execution and delivery by the Buyer to Seller of a promissory note in the amount of $175,000 substantially in the form of Exhibit 1.3 hereto (the "Buyer's Note");

                  (ii) Buyer shall also pay Seller additional consideration (the "Contingent Consideration") in an amount equal to 12% of the gross revenues of Buyer in excess of $90,000 per month relating to the operations of Buyer as a home health care agency at the Leased

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Premises in the ordinary  course.  Such amounts  shall be paid for a twenty-four
(24) month period commencing on a date which is the ten (10) month anniversary of the Closing Date and continuing until the thirty-four (34) month anniversary of the Closing Date. Such amounts shall be paid monthly, fifteen (15) days in arrears based on the prior month's gross revenues.

                  1.5 Instruments of Conveyance and Transfer. In order to evidence the sale, conveyance, transfer and assignment of the Transferred Assets as contemplated by Section 1.2, Seller will execute and deliver on the Closing Date, (i) a bill of sale for the Equipment and Accounts, substantially in the form of Exhibit 1.51 attached hereto (the "Bill of Sale"); (ii) an assignment relating to the Lease, substantially in the form of Exhibit 1.52 attached hereto (the "Assignment and Release"); and (iii) an assignment relating to the Contracts, substantially in the form of Exhibit 1.53 attached hereto (the "Assignment of Contracts"). In order to evidence Buyer's assumption of the Assumed Liabilities, Buyer will execute and deliver on the Closing Date to Seller an agreement (the "Assumption Agreement") substantially in the form of
Exhibit 1.54 attached hereto.

                  1.6 Further Assurances. From time to time, pursuant to the reasonable request of the Buyer, the Seller will execute and deliver such instruments and documents as the Buyer reasonably may request in order to sell, convey, transfer and assign to the Buyer, or to perfect or record the Buyer's interest in or title to, or to enable the Buyer to use, any of the Transferred Assets, or otherwise to carry out the purposes and intent of this Agreement. From time to time, pursuant to the request of the Seller, the Buyer will execute and deliver such instruments and documents as the Seller reasonably may request to cause the Buyer to assume the Assumed Liabilities or otherwise to carry out the purposes and intent of this Agreement.

                                                    ARTICLE II

                                          REPRESENTATIONS AND WARRANTIES
                                                   OF THE SELLER

                  The Seller represents and warrants to the Buyer as follows:

                  2.1. Organization. Seller is a corporation duly incorporated, validly existing and in good standing under the laws of New York.

                  2.2. Authority; Consents. This Agreement has been duly executed and delivered by the Seller. Seller has the corporate power to own all of the Transferred Assets. Seller has the corporate power and authority to execute, deliver and perform this Agreement and all other agreements, certificates or documents contemplated hereby. On or prior to the Closing Date, the Seller shall have taken all corporate action required to authorize the execution and delivery of this Agreement and all other agreements, certificates and documents contemplated hereby and to authorize the consummation of the transactions contemplated hereby; provided, however, that no representation is being made as to whether any of the Contracts or Accounts may be validly assigned, and the failure of Seller to procure valid consents of any party which is required to assign any Contract or Account shall not be a breach of representation or warranty of Seller, nor shall procuring such consent or consents constitute a condition to Closing for purposes of Article VII hereof; provided, however, that Seller procuring landlord's consent to an assignment of the Lease to Buyer shall constitute a condition to Closing for purposes of
Article VII hereof.

                  2.3. Title. Seller is the owner of all of the Transferred Assets, free and clear of any lien, restriction or encumbrance.

                  2.4. Litigation. Except as disclosed in writing by Seller to the Buyer, there is no claim, action, suit or proceeding pending, and, to the best of the knowledge of the Seller, there is no investigation pending or
threatened   with  respect  to  the  Seller  on  the  date  hereof   before  any
governmental, administrative or regulatory agency. The Seller is not aware of any order or injunction that would restrain or prevent the consummation of the transactions contemplated by this Agreement.

                  2.5. Contracts. Attached as Exhibit 2.5 hereto are true and complete copies of all Contracts which constitute a portion of the Transferred Assets and all amendments thereto. No default exists on the part of the Seller thereunder, and to the knowledge of the Seller, no default exists on the part of any other party under the Contracts.

                  2.6 Accounts. Attached as Exhibit 1.1(a)(iii) hereto is a true and complete schedule of the Accounts which constitute a portion of the Transferred Assets. To Seller's knowledge, all of said Accounts are valid and binding obligations of the respective obligors under each of such Accounts and not subject to any set-off or counterclaim.


                                                    ARTICLE III

                                          REPRESENTATIONS AND WARRANTIES
                                                   OF THE BUYER

                  The Buyer represents and warrants to the Seller as follows:

                  3.1 Organization. The Buyer is a New York corporation duly organized, validly existing and in good standing under the laws of the State of New York.

                  3.2 Authority; Consents. The Buyer has the power to own all of its properties and assets and to carry on its business as now conducted or as contemplated to be conducted. The Buyer has the power to execute, deliver and perform this Agreement, the Buyer's Note, the Assumption Agreement and all other agreements, certificates and documents contemplated hereby. The Buyer has taken all action required to authorize the execution and delivery of this Agreement, the Buyer's Note, the Assumption Agreement and all other agreements, certificates and documents contemplated hereby and to authorize the consummation of the transactions contemplated hereby, and this Agreement and the Buyer's Note and the Assumption Agreement have been or prior to the Closing Date will be, duly executed and delivered by the Buyer. No consent, action, approval or authorization of, or registration, declaration or filing with, any governmental department, commission, agency or other instrumentality having jurisdiction over the Buyer is required to be obtained or made by the Buyer to authorize the execution and delivery by the Buyer of this Agreement or the performance by the Buyer of its terms, except for those items specified on Exhibit 3.2.

                  3.3 Litigation. There is no claim, action, suit or proceeding pending, and, to the best of the Buyer's knowledge, there is no investigation pending or threatened, with respect to the Buyer or any of its shareholders before any governmental, administrative or regulatory agency. The Buyer is not aware of any order or injunction that would restrain or prevent the consummation of the transactions contemplated by this Agreement.

                  3.4 Buyer's Examination. The Seller has provided the Buyer with such access to the records, books, documents, facilities and personnel of the Seller as the Buyer has deemed necessary and appropriate in order for the Buyer to investigate and examine to its satisfaction the business, affairs and properties of the Seller sufficient to make an informed decision to purchase the Transferred Assets, to enter into this Agreement and to consummate the transactions contemplated hereby. The Buyer is capable of evaluating the merits and risks of the purchase of the Transferred Assets and the other transactions contemplated hereby.

                  3.5 Working Capital. On or prior to the Closing Date, Buyer will have on hand not less than $25,000 in available working capital.


                                                    ARTICLE IV

                                                     CLOSING

                4.1 Closing. The closing of the transactions contemplated hereby (the "Closing") shall be held at the offices of Meltzer, Lippe, Goldstein, Wolf & Schlissel, P.C., 190 Willis

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Avenue,  Mineola, New York 11501 or at such other place as the parties may agree upon, at 10:00 o'clock A.M.,  New York time, on December 6, 1996 or,  subject to
Article VI hereof, such other time and date as the parties may agree upon. If the Closing does not occur by December 31, 1996, this Agreement will be terminated forthwith and the parties hereto will have no further obligations to each other, other than as provided in Article VI hereof. The time and date of the Closing is called the "Closing Date."


                                                     ARTICLE V

                                        ADDITIONAL COVENANTS OF THE PARTIES

                  5.1 Cooperation. The parties will use all reasonable efforts to obtain all consents of other parties required to sell, convey, transfer or assign to the Buyer, or to provide the Buyer with the benefits of, all agreements and leases included in the Transferred Assets; provided that no party shall be required to expend funds to procure any such consents.

                  5.2 Best Efforts. Each of the Seller and the Buyer shall use its respective best efforts to cause all of the conditions to the obligations of the other to consummate the transactions contemplated hereby which requires action by it to be met as soon as practicable after the date of this Agreement.

                  5.3 Confidentiality. The Buyer will maintain the confidentiality of all patient records and files included in the Transferred Assets.

                  5.4 Non-Competition. Buyer agrees, for a period of two years after the Closing Date, that it will not, directly or indirectly (i) hire or solicit for hire, as employee, consultant or independent contractor, any person who worked in any capacity for Seller (other than in its Jersey City branch) for at least one hundred (100) hours in the nine (9) month period ended September 30, 1996; or (ii) do business as a home health care agency beyond the radius of fifty (50) miles of Jersey City, New Jersey. For purposes of the proceeding sentence, "doing business" shall include the soliciting of clients or agencies which act as providers of clients, and/or the furnishing of home health care services. The parties agree that a violation of the provisions of this Section
5.4 may cause irreparable harm to Seller which may not be adequately redressed by monetary damages; as such, Buyer and Seller agree that the provisions hereof will be specifically enforceable by Seller in any court having jurisdiction over Buyer and/or its properties.


                                                    ARTICLE VI

                                                    TERMINATION

                  6.1 Termination by Parties. Subject to Section 6.2(b), this Agreement may be terminated and the transactions contemplated hereby abandoned at any time before the Closing Date as follows:

        a.  by the mutual written consent of each of the Seller and the Buyer;

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      b.  by the Buyer, if there has been a material misrepresentation in this
  Agreement by the Seller that has not been corrected by the Seller prior to the Closing, or a material breach by the Seller of any of its warranties or
 covenants   set forth herein;

                  c.   by  the   Seller,   if   there   has   been  a   material
         misrepresentation in this Agreement by the Buyer that has not been corrected by the Buyer prior to the Closing, or a material breach by the Buyer of any of its warranties or covenants set forth herein.

                  6.2  Obligations Upon Termination; Cure, etc.

                  (a) If this Agreement shall be terminated pursuant to Section 6.1(a), neither party shall have any further obligation to the other.

                  (b) If the Seller or the Buyer shall have the right to terminate this Agreement pursuant to Section 6.1(b) or (c), then the party which does not have the right so to terminate this Agreement will use its best efforts to promptly cure the condition giving rise to such right. If such party is unable to cure the condition giving rise to such right, the other party may exercise its right under Section 6.1(b) or 6.1(c), as the case may be, to terminate the Agreement or may waive such right and proceed to consummate the transactions contemplated hereby. If such right to terminate is exercised, neither party shall have any further obligation to the other, provided, however, that if such termination shall result from the failure of any party to fulfill a condition to the performance of the other party or to perform a covenant or agreement in this Agreement or from a breach of any of its representations or warranties, such party shall be fully liable for any and all damages sustained or incurred by the other party.


                                                    ARTICLE VII

                                             CONDITIONS PRECEDENT TO
                                                BUYER'S OBLIGATIONS

                  The obligations of the Buyer to purchase the Transferred Assets, to assume the Assumed Liabilities and otherwise to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction, at or before the Closing Date, of the following conditions (any of which may be waived in writing, in whole or in part, by the Buyer):

                  7.1 Representations and Warranties True and Correct. The representations and warranties of the Seller contained in this Agreement shall be true and correct in all material respects on the Closing Date as if made on and as of the Closing Date. The Seller shall have duly performed and complied with all material agreements and conditions required by this Agreement to be performed or complied with by the Seller at or before the Closing Date.

                  7.2 Closing Documents. The Seller shall have furnished the Buyer with the following documents:

(a) the certificate of incorporation of Seller, duly certified by the Secretary of

Seller;

                  (b) a certificate of good standing and status, dated as of a recent date, executed by an appropriate official of the State of New York with respect to the Seller; and

                  (c) certificates of the Secretary of Seller certifying (i) that attached thereto is a true and complete copy of all resolutions of its board of directors pertaining to the transactions contemplated by this Agreement, and (ii) as to the incumbency and authority of the officers or representatives executing this Agreement and the other documents and agreements executed in connection herewith.

                  7.3 Instruments of Transfer; Assignments of Contracts. The Bill of Sale, the Assignment and Release, the Assignment of Contracts and the Assumption Agreement shall have been duly executed by Seller and delivered to the Buyer.

                  7.4 Consent as to Lease. The landlord under the Lease shall have consented in writing to the assignment of the Lease to Buyer.

                  7.5 Regulatory/Health Approvals. The Buyer shall have received the consents, authorizations and approvals specified in Exhibit 3.2.

                                                   ARTICLE VIII

                                             CONDITIONS PRECEDENT TO
                                               SELLER'S OBLIGATIONS

                  The obligations of the Seller to sell, convey, transfer, assign and deliver the Transferred Assets and otherwise to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction, at or before the Closing Date, of the following conditions (any of which may be waived in writing, in whole or in part, by the Seller):

                  8.1 Representations and Warranties True and Correct. The representations and warranties of the Buyer contained in this Agreement or in any certificate or document delivered to the Seller pursuant hereto shall be true in all material respects on the Closing Date as if made on and as of the Closing Date. The Buyer shall have duly performed and complied with all material agreements and conditions required by this Agreement to be performed or complied with by the Buyer at or before the Closing Date.

                  8.2 Closing Documents. The Buyer shall have furnished the Seller with the following documents:

                  (a) its certificate of incorporation and all amendments thereto, duly certified by its Secretary;

                  (b) a certificate, dated as of a recent date, executed by an appropriate official of the State of New York, as to the good standing of the Buyer in such jurisdiction;

                  (c) a certificate of the Secretary of the Buyer certifying (i) that attached thereto is a true and complete copy of all resolutions of its board of directors pertaining to the transactions contemplated by this Agreement, and (ii) as to the incumbency and authority of the officers executing this Agreement and the other documents and agreements executed in connection herewith;

                  (d) a written consent of landlord under the Lease to the release of Seller from its obligations under the Lease and permitting assignment to the Buyer; and

                 (e)  such other documents as the Seller may reasonably request.

                  8.3 Payment of Purchase Price. The Buyer shall have paid to the Seller the Purchase Price in the manner provided in Section 1.4 and shall have delivered the Buyer's Note to Seller.

                  8.4 Agreements, etc. (a) The Buyer shall have duly authorized, executed and delivered the Assignment and Release, the Assignment of Contracts, the Assumption Agreement and such other instruments as shall be necessary for the Buyer to assume the Assumed Liabilities and perform its obligations hereunder or in connection herewith. The Seller shall have obtained the consent of the landlord to assign the Lease to Buyer and release Seller from its obligations thereunder.

                  8.5  Working Capital.  Buyer shall have on hand $25,000
 in available working                     ---------------
capital.


                                                    ARTICLE IX

                                      DISCLAIMER OF WARRANTY; INDEMNIFICATION

                  9.1 Assets Transferred "As Is, Where Is". BUYER ACKNOWLEDGES AND AGREES THAT ALL ASSETS BEING TRANSFERRED HEREUNDER ARE BEING TRANSFERRED ON AN "AS IS, WHERE IS" BASIS, AND THAT EXCEPT AS EXPRESSLY SET FORTH IN ARTICLE 2, SELLER IS MAKING NO REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESSED OR IMPLIED, RESPECTING THE TRANSFERRED ASSETS, AS TO MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER MATTER. Buyer acknowledges that Buyer is fully familiar with the Transferred Assets and agrees that Seller is making no representations or warranties with respect to the Transferred Assets, except as set forth in Article 2.

                  9.1 Indemnification. (a) The Seller shall indemnify and hold harmless the Buyer, its officers, directors and shareholders from and against all damages, losses, liabilities, costs and expenses resulting from any obligations, claims or demands incurred by them which arise out of the conduct of Seller's business prior to the Closing Date.

                  (b) The Buyer shall indemnify and hold harmless the Seller, their officers, directors, partners and shareholders from and against all damages, losses, liabilities, costs and expenses resulting from any obligations, claims or demands incurred by them which arise out of the conduct of the Buyer's business after the Closing Date, or result from a breach by Buyer of any agreement or covenant set forth herein, including, but not limited to, Buyer's covenants with respect to the Assumed Liabilities.


                                                     ARTICLE X

                                                   MISCELLANEOUS

                  10.1 Non-Survival. None of the representations and warranties made in this Agreement or in any Schedule, Exhibit, certificate or document delivered pursuant hereto shall survive after the Closing Date. The covenants herein shall survive the Closing in accordance with their terms.

                  10.2 Brokerage. The Buyer and the Seller represent and warrant that there is no claim for brokerage commissions or finder's fees in connection with the transactions contemplated hereby resulting from any action taken by it or its officers and directors.

                  10.3 Governing Law. This Agreement shall be construed and enforced in accordance with the internal, substantive laws of the State of New York without giving effect to the conflict of law principles thereof.

                  10.4 Notices. All notices, consents, requests, instructions, approvals and other communications provided for herein shall be validly given, made or served if in writing and delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, or by nationally recognized overnight courier:

                  (a)  if to the Seller, addressed to the Seller at:

                           TPC Home Care Services, Inc.
                           One Old Country Road
                           Suite 335
                           Carle Place, New York  11514

                           with copies to:

                Meltzer, Lippe, Goldstein, Wolf & Schlissel, P.C.
                           190 Willis Avenue
                           Mineola, New York  11501
                           Attention:  Richard A. Lippe, Esq.

                  (b)  if to the Buyer, addressed to the Buyer at:
                           Public Services, Inc.
                           One Old Country Road
                           Suite ___
                           Carle Place, New York  11514

                           with copies to:

                           Richard Lane, Esq.
                           One Old Country Road
                           Suite 430
                           Carle Place, New York  11514

or such other address as shall be furnished in writing by either party to the other parties.

                  10.5 Expenses. Except as otherwise provided herein, each party shall pay its own expenses in connection with the preparation and performance of the terms of this Agreement and the transactions contemplated hereby, including all fees and expenses of its counsel and accountants.

                  10.6 Sales and Transfer Taxes. All sales and transfer taxes (including taxes, if any, imposed upon the transfer of Transferred Assets), filing, recording and registration fees payable in connection with the transactions contemplated hereby shall be paid by the Buyer.

                  10.7 Rent, Utilities and Other Charges. All rent, insurance, fees, fuel, utilities, telephone and other like charges real and personal property taxes with respect to the Transferred Assets shall be apportioned between the Buyer and the Seller as of the Closing Date on the basis of the fiscal (or lien) period for which such charges, deposits and taxes are

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attributable.

                  10.8  Assignment; Amendments; Waivers.

                  (a) Neither the Buyer nor the Seller shall assign any of its rights or obligations under this Agreement without the prior written consent of the other parties.

                  (b) This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and permitted assigns, and no other person shall acquire or have any right under or by virtue of this Agreement.

                  (c) No provision of this Agreement may be amended, modified or waived except by written agreement duly executed by each of the parties.

                  10.9 Jurisdiction; Consent to Service. Legal proceedings commenced by the Seller, on the one hand, or the Buyer, on the other hand, against the other arising out of any of the transactions contemplated hereby shall be brought exclusively in the Federal court sitting in the Eastern District of New York or in the appropriate New York State court in Nassau
County, New York. Each of the Seller and the Buyer irrevocably and unconditionally submits to the jurisdiction of such courts and agrees to take all future actions necessary to submit to the jurisdiction thereof. Each of the Seller and the Buyer irrevocably waives any objection which it may have to the laying of venue of any suit, action or proceeding brought in such courts in Nassau County, New York and further irrevocably waives any claim that any such suit, action or proceeding brought in such courts has been brought in an inconvenient forum.

                  10.10 Headings. The Section headings hereof are provided for convenience of reference only and do not constitute a part of this Agreement.

                  10.11 Entire Agreement. The Exhibits and Schedules referred to herein constitute a part of this Agreement as if set forth herein in full. This Agreement constitutes the entire agreement between the parties hereto and cancels and supersedes all prior oral and written agreements, letters of intent, and understandings relating to the subject matter hereof.

                  10.12 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, this Asset Sale Agreement has been duly executed by the parties hereto as of the day and year first above written.


                                            TPC HOME CARE SERVICES, INC., Seller


                                By Joseph Heller
                               Name: Joseph Heller
                                              Title: VP


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                                            PUBLIC SERVICES, INC., Buyer


                                 By: Gary Melius
                                Name: Gary Melius
                                Title: President

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NASSAU   )

                  On this, the 10th day of December, 1996, before me, a Notary Public in and for Said County and State, personally appeared Joseph Heller of TPC HOME CARE SERVICES, INC., a New York corporation, and that such officer, being duly authorized to do so, executed the foregoing instrument for the purposes therein contained by signing and attesting his name on behalf of said corporation.

                                                          Blanche S. Berkowitz
                                                                  Notary Public

                                                     [NOTARY]

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NASSAU   )


                  On this, the 10th day of December, 1996, before me, a Notary Public in and for Said County and State, personally appeared Gary Melius of PUBLIC SERVICES, INC., a New York corporation, and that such officer, being duly authorized to do so, executed the foregoing instrument for the purposes therein contained by signing and attesting his name on behalf of said corporation.

                                                         Blanche S. Berkowitz
                                                            Notary Public

                                                     [NOTARY]





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